AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
GEMSTONE LIFESM VUL
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
GEMSTONE LIFESM VUL
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

SUPPLEMENT DATED JANUARY 26, 2009
TO POLICY PROSPECTUSES, AS SUPPLEMENTED

          American International Life Assurance Company of New York and AIG Life Insurance Company (hereinafter referred to collectively as the "Companies") are amending their respective variable universal life insurance policy prospectuses (the "Policies") for the purpose of providing you with information regarding the proposed mergers of:

          (i)         the J.P. Morgan Series Trust II ("Series Trust II") Bond Portfolio ("Bond Portfolio")
                       into the JPMorgan Insurance Trust ("Insurance Trust") Core Bond Portfolio
                       ("Core Bond Portfolio") and
          (ii)        the Series Trust II U.S. Large Cap Core Equity Portfolio ("Large Cap Core Portfolio")
                       into the Insurance Trust Diversified Equity Portfolio ("Diversified Equity Portfolio")
                       (both mergers referred to collectively hereinafter as the "Mergers").

          The Companies have received notification that the Boards of Trustees of the Insurance Trust and the Series Trust II have approved the proposed merger transactions. The Mergers are subject to a number of conditions, including approval by shareholders at a meeting expected to be held on or about April 1, 2009. No merger is contingent upon the approval of any other merger. The Mergers, if approved by the shareholders of the Bond Portfolio and Large Cap Core Portfolio, respectively, are expected to close on or about April 24, 2009 ("Closing Date").

          On the Closing Date, the Insurance Trust Core Bond Portfolio and Insurance Trust Diversified Equity Portfolio will become available as investment options under the Policies.

          After 4:00 p.m. Central Time ("CT") on the Closing Date, all Policy owner accumulation values in the subaccounts supported by the Bond Portfolio and the Large Cap Core Portfolio investment options will be automatically transferred into the Core Bond Portfolio and Diversified Equity Portfolio investment options, respectively. Only the underlying Portfolio will change, not the investment option itself.

          Please note that if we receive any instruction from you for transfers, dollar cost averaging, asset rebalancing or new premium allocations into or out of the Bond Portfolio or the Large Cap Core Portfolio (as applicable) after 4:00 p.m. CT on the business day prior to the Closing Date, such transaction will be held until after 4:00 p.m. CT on the Closing Date, when we will execute such transaction. Your allocation or transfer will use prices established after the close of the New York Stock Exchange on the business day following the Closing Date.

          Also after 4:00 p.m. CT on the Closing Date, the name of the Diversified Equity Portfolio will change to the Insurance Trust U.S. Equity Portfolio (if the Merger is approved).

          For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the names of the Bond Portfolio and Large Cap Core Portfolio investment options, respectively.

          If you have any questions, please contact our Administrative Center at 1-800-340-2765.